CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN
As Amended and Restated effective January 1, 2001

TWELFTH INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation ("the Company") has heretofore adopted the Curtiss-Wright Corporation Retirement Plan (“the Plan").

2.	The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, and has since caused the Plan to be further amended.

3.	Subsequent to the most recent amendment of the Plan, it has become necessary and appropriate to further amend the Plan to revise certain benefit provisions of the Plan.

4.
Sections 12.01 and 12.02 of the Plan permit the Company to amend the Plan, by written instrument, at any time and from time to time, by action of the Committee established in accordance with Section 11.01 of the Plan.

Amendment to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects, to be effective as specified herein:

1.	Section 6.01 is amended, effective as of January 1, 2007, by adding at the end thereof the following new subsection (f):

(f)
Effective January 1, 2007, in addition to the benefit described in Section 4.02 and paragraphs (a), (b), (c), (d), and (e) of this Section, the Normal Retirement Benefit of certain participants shall be increased.  Participants described in Schedule I 4 shall receive the increase set forth in subparagraphs (i) through (iii) herein.

(i)	The sum of the benefits described in Section 6.01(a), 6.01(c)(i), 6.01(d)(i) and 6.01(e)(i) shall be increased by the sum of (A) and (B) below:

(A)
the applicable factor in Schedule I 4, multiplied by the employer accrued benefit under Section 6.01(a), 6.01(c)(i), 6.01(d)(i) and 6.01(e)(i) as of the date of determination, but in no event later than December 31, 2009,

(B)
the applicable factor in Schedule I 4, multiplied by the employer accrued benefit under Section 6.01(a), 6.01(c)(i), 6.01(d)(i) and 6.01(e)(i) as of the date of determination, but in no event later than December 31, 2009, multiplied by a Participant’s Years of Credited Service after December 31, 2006 and before January 1, 2010.

(ii)	The benefit described in Section 6.01(b), 6.01(c)(ii), 6.01(d)(ii) and 6.01(e)(ii) shall be increased by the sum of (A) and (B) below:

(A)	the product of the applicable factor in Schedule I 4, multiplied by three (3.0), multiplied by the sum of:

(I)
one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation determined as of the date of determination, but in no event later than December 31, 2009, and Covered Compensation determined as of December 31, 2006, plus

(II)	one percent (1%) of Average Compensation, as determined in accordance with subparagraph (I) above, up to Covered Compensation, with Covered Compensation determined as of December 31, 2006, plus

(III)	the accrued benefit provided under Section 6.01(c)(ii)(A), 6.01(c)(ii)(B), 6.01(d)(ii)(A), 6.01(d)(ii)(B), 6.01(e)(ii)(A) and 6.01(e)(ii)(B).

(B)	the product of the applicable factor in Schedule I 4, multiplied by a Participant’s Years of Credited Service after December 31, 2006 and before January 1, 2010, multiplied by the sum of:

(I)
one and one-half percent (1½%) of Average Compensation in excess of Covered Compensation, with Average Compensation and Covered Compensation determined as of the date of determination, but in no event later than December 31, 2009, plus

(II)	one percent (1%) of Average Compensation up to Covered Compensation, with Covered Compensation and Average Compensation determined in accordance with subparagraph (I) above.

(iii)	The benefit described in Section 4.02, 6.01(c)(iii), 6.01(d)(iii) and 6.01(e)(iii) shall be increased by the sum of (A) to (D) below:

(A)	the applicable factor described in Schedule I 4, multiplied by the Participant’s Cash Balance Account as of December 31, 2006.

(B)	the applicable factor described in Schedule I 4, multiplied by the credit to the Participant’s Cash Balance Account for the 2007 Plan Year.

(C)	the applicable factor described in Schedule I 4, multiplied by the credit to the Participant’s Cash Balance Account for the 2008 Plan Year.

(D)	the applicable factor described in Schedule I 4, multiplied by the credit to the Participant’s Cash Balance Account for the 2009 Plan Year.

(iv)
In the event the limitation on Compensation in Section 401(a)(17) of the Code is increased at any time by statue or regulation (but not by application of the cost-of-living adjustment factor in Section 401(a)(17)(b) of the Code), all accruals under this Section 6.01(f) shall cease as of the effective date of said increase.

(v)
If the Internal Revenue Service, upon timely application, determines that this Section 6.01(f) causes the Plan to lose its status as a qualified plan under Section 4.01(a) of the Code, then this subsection (f) shall be void ab initio.

2.	Appendix I is amended, effective as of January 1, 2007, by adding, immediately after Schedule I 3, the following new Schedule I 4:

SCHEDULE I 4:	SPECIAL FACTORS FOR BENEFITS REFERENCED IN SECTION 6.01(f)

	(f)(i)(A)	(f)(i)(B)	(f)(ii)(A)	(f)(ii)(B)	(f)(iii)(A)	(f)(iii)(B)	(f)(iii)(C)	(f)(iii)(D)
ID (Last 4 SSN/DOB)	Factor for 08/31/94 Employer Indexed Accrued Benefit for Service up to 12/31/06	Factor for 08/31/94 Employer Indexed Accrued Benefit for Service from 01/01/07 to 12/31/09	Factor for 1.0%/1.5% of Average Compensation from 09/01/94 to 12/31/06	Factor for 1.0%/1.5% of Average Compensation for Service from 01/01/07 to 12/31/09	Factor applied to 12/31/2006 Cash Balance	Factor for 2007 Cash Balance Accrual	Factor for 2008 Cash Balance Accrual	Factor for 2009 Cash Balance Accrual
0200011461	-	-	0.395743	0.793124	0.191128	0.375262	0.375262	0.375262
0812082053	-	-	0.134417	0.277931	0.061169	0.134380	0.134380	0.134380
0966061745	-	-	0.143437	0.580895	0.057516	0.300007	0.300007	0.300007
1091080357	-	-	0.266972	0.031008	0.070937	0.168199	0.168199	0.168199
1224042344	-	-	0.016481	0.006368	0.007943	-	-	-
1624101151	0.196065	0.060401	0.591087	0.872204	0.052016	0.247898	0.247898	0.247898
1651091464	-	-	0.301441	0.525847	0.062003	0.192332	0.192332	0.192332
1691121541	-	-	0.803788	0.142452	0.370361	0.442327	0.442327	0.442327
1702121952	-	-	0.276280	0.711843	0.152902	0.381865	0.381865	0.381865
1730030854	-	-	0.393526	5.111894	0.329333	2.211309	2.211309	2.211309
2005091858	-	-	0.134156	-	0.135336	-	-	-
2235121863	-	-	0.211821	0.707844	0.098630	0.348205	0.348205	0.348205
2264100155	-	-	0.521140	-	0.341954	-	-	-
2517022758	-	-	0.392552	-	0.036952	-	-	-
2586050751	-	-	0.268499	0.926240	0.092147	0.392675	0.392675	0.392675
2963031361	-	-	0.033110	0.005650	0.028019	-	-	-
3544103145	-	-	0.050044	0.113856	0.096659	0.101539	0.101539	0.101539
3565060945	-	-	0.116809	0.926363	0.107997	0.505838	0.505838	0.505838
3586111855	-	-	0.546902	0.248918	0.324974	0.262915	0.262915	0.262915
3776061762	-	-	0.021493	0.039890	0.017500	0.026598	0.026598	0.026598
3930050863	-	-	0.107633	0.083898	0.049470	0.038994	0.038994	0.038994
3978090658	-	-	1.131459	0.365078	0.998500	0.683310	0.683310	0.683310
4100062960	-	-	0.008776	-	0.004066	-	-	-
4110111145	0.106181	0.030599	0.141580	1.006776	0.041565	0.441330	0.441330	0.441330
4266081655	-	-	0.117013	0.237729	0.056847	0.107172	0.107172	0.107172
4765071957	0.103103	0.044602	0.442136	0.757476	0.042350	0.213976	0.213976	0.213976
4931040867	-	-	0.409198	0.776448	0.190114	0.361569	0.361569	0.361569
5079120653	-	-	0.289838	1.952508	0.123348	0.783949	0.783949	0.783949
5199050660	0.235065	0.092114	0.552175	2.459187	0.084426	0.709291	0.709291	0.709291
5204011360	-	-	0.567674	0.981303	0.169146	0.433871	0.433871	0.433871
5213121059	-	-	0.013497	0.009652	0.024154	0.008784	0.008784	0.008784
5369061241	-	-	0.846638	0.846852	0.581817	0.684875	0.684875	0.684875
5961042557	-	-	0.086509	1.081857	0.035607	0.439498	0.439498	0.439498
6571051163	-	-	0.365826	0.240766	0.317202	0.281319	0.281319	0.281319
6902011950	-	-	0.047663	0.092362	0.051944	0.076623	0.076623	0.076623
7278031541	-	-	0.417544	0.951402	0.568307	0.873249	0.873249	0.873249
7307122346	-	-	0.077896	0.961865	0.083130	0.593592	0.593592	0.593592
7423062755	-	-	0.123970	-	0.108089	-	-	-
7460040661	0.352079	0.081123	1.342181	2.229071	0.153487	0.654119	0.654119	0.654119
7480072263	0.151955	0.060147	0.534826	0.982022	0.040162	0.267969	0.267969	0.267969
7885091967	-	-	0.636896	1.136248	0.140655	0.411685	0.411685	0.411685

	(f)(i)(A)	(f)(i)(B)	(f)(ii)(A)	(f)(ii)(B)	(f)(iii)(A)	(f)(iii)(B)	(f)(iii)(C)	(f)(iii)(C)
ID (Last 4 SSN/DOB)	Factor for 08/31/94 Employer Indexed Accrued Benefit for Service up to 12/31/06	Factor for 08/31/94 Employer Indexed Accrued Benefit for Service from 01/01/07 to 12/31/09	Factor for 1.0%/1.5% of Average Compensation from 09/01/94 to 12/31/06	Factor for 1.0%/1.5% of Average Compensation for Service from 01/01/07 to 12/31/09	Factor applied to 12/31/2006 Cash Balance	Factor for 2007 Cash Balance Accrual	Factor for 2008 Cash Balance Accrual	Factor for 2009 Cash Balance Accrual
8076031756	-	-	0.600043	0.913678	0.474784	0.663998	0.663998	0.663998
8360072158	-	-	0.526991	0.621291	0.454438	0.502114	0.502114	0.502114
8381071854	-	-	0.048776	0.009953	0.017850	-	-	-
8503090759	-	-	0.043772	0.099318	0.091797	0.083633	0.083633	0.083633
8688051855	-	-	0.107534	0.263760	0.023241	0.098786	0.098786	0.098786
9248011354	-	-	0.231361	0.981171	0.070808	0.379007	0.379007	0.379007
9285111058	-	-	0.218108	0.321028	0.185860	0.219693	0.219693	0.219693
9298051364	-	-	0.208721	0.493638	0.049417	0.183390	0.183390	0.183390
9490050860	-	-	0.003290	0.000324	0.001405	-	-	-
9814022752	-	-	0.138953	0.439812	0.066331	0.220391	0.220391	0.220391
9869042341	0.161407	-	0.085203	-	0.151077	-	-	-
9903031759	-	-	0.097845	0.890468	0.056880	0.555118	0.555118	0.555118

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

Curtiss-Wright Corporation
Retirement Plan Committee